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                                                                    EXHIBIT 10.2



SOUTHERN CALIFORNIA                                   Irrevocable Standby Letter
INTERNATIONAL OPERATIONS CENTER                       of Credit No. 306S231013
1980 Saturn Street, VO1-519
Monterey Park, California 91755-7417

Attention:        Standby Letter of Credit Section

Date:             February 11, 1998


BENEFICIARY                                 APPLICANT
RELIANCE INSURANCE COMPANY                  AMERICAN HEALTHCARE
77 Water Street                             INDEMNITY COMPANY
New York, New York 10005                    9441 W. Olympic Blvd.
                                            Beverly Hills, California 90212-4541


Currency            :  USD
Amount              :  7,674,561.00  (SEVEN MILLION SIX HUNDRED SEVENTY FOUR
                       THOUSAND FIVE HUNDRED SIXTY-ONE AND NO/100 U.S. DOLLARS).
Available by        :  PAYMENT AT THIS OFFICE.
Final Expiry Date   :  DECEMBER 31, 1998 or any automatically extended date as herein set forth at the close of business of this office in MONTEREY PARK, CALIFORNIA.

Ladies/Gentlemen:

We hereby issue our Irrevocable Standby Letter of Credit No. 306S231013 ("Letter of Credit") in your favor. This Letter of Credit is effective from December 31, 1997. This Letter of Credit is available by sight payment with ourselves only against presentation at this office of the following documentation:

1. A sight draft drawn on us purportedly signed by an authorized representative or officer of the Beneficiary, marked: "DRAWN UNDER UNION BANK OF CALIFORNIA, N.A., IRREVOCABLE STANDBY LETTER OF CREDIT NO. 306S231013, DATED FEBRUARY 11, 1998."

The term "Beneficiary" includes any successor by operation of law of the named beneficiary including, without limitation, any liquidator, any rehabilitator, receiver or conservator.

  o This Letter of Credit shall be deemed automatically extended without an amendment for a one year period beginning on the present expiration date hereof, DECEMBER 31, 1998, and upon each anniversary of such date, unless at least thirty (30) days prior to any such expiration date we have sent you written notice by courier service or overnight mail that we elect not to permit this Letter of Credit to be so extended beyond its then current expiration date.

                                   -Continued-
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Our Reference:             No. 306S231013
Page 2
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This Letter of Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Letter of Credit, in which this Letter of Credit is referred to or to which this Letter of Credit relates.

Except as stated herein, this Letter of Credit is not subject to any condition or qualification and is our individual obligation which is in no way contingent upon reimbursement.

SPECIAL INSTRUCTIONS:
The original of this Letter of Credit must be presented together with the above documents in order to endorse the amount of each drawing on the reserve side.

All banking charges under this Letter of Credit other than the Issuing Bank's, except as noted herein, are for the account of the Applicant.

An interbank transfer fee of USD20.00 will be deducted from the proceeds if settlement is to be remitted to an account at another bank.

We hereby agree with you that drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation and delivery to Union Bank of California, N.A., at the address above. Documents are to be sent in one lot by courier service, overnight mail or hand delivery.

This Letter of Credit is subject to and Governed by the Laws of the State of California and the "Uniform Customs and Practice for Documentary Credits (1993 Revision)", International Chamber of Commerce Publication No. 500 except that in the event we are closed on the date of expiration for reasons specified in
Article 17 thereof, we hereby specifically agree that drafts drawn under and in compliance with the terms of this credit will be duly honored upon presentation and delivery to Union Bank of California, N.A.,, at the address above, if presented within thirty (30) days after the resumption of business. In the event of any conflict, the Laws of the State of California will control.

UNION BANK OF CALIFORNIA, N.A.
International Operations Center


/s/ Grace Huang
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Authorized Signature